Taxation - Summary of Significant Components of Deferred Tax Assets (Details - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Accruals for payroll and other costs	$ 2,514	$ 446
Allowance for loan losses	139	25
Net operating loss carry forwards	22,470	17,585
Deferred revenue and other temporary difference	261	343
Subtotal	25,384	18,399
Less: valuation allowance	$ (25,384)	$ (18,399)	$ (13,567)	$ (8,030)